   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1996

                                                     REGISTRATION NO. 333-06271
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------
                            CABLETRON SYSTEMS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

        DELAWARE                     3577                    04-2797263
                               (PRIMARY STANDARD          (I.R.S. EMPLOYER
     (STATE OR OTHER              INDUSTRIAL             IDENTIFICATION NO.)
     JURISDICTION OF          CLASSIFICATION CODE
    INCORPORATION OR                NUMBER)
      ORGANIZATION)            35 INDUSTRIAL WAY
                              ROCHESTER, NH 03867
                                (603) 332-9400
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                             DAVID J. KIRKPATRICK
                DIRECTOR OF FINANCE AND CHIEF FINANCIAL OFFICER
             35 INDUSTRIAL WAY, ROCHESTER, NH 03867 (603) 332-9400
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ----------------
                                  COPIES TO:
          DAVID A. FINE, ESQ.                 FREDRICK M. MILLER, ESQ.
             ROPES & GRAY                        DYKEMA GOSSETT PLLC
        ONE INTERNATIONAL PLACE                400 RENAISSANCE CENTER
      BOSTON, MASSACHUSETTS 02110           DETROIT, MICHIGAN 48243-1668

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: At the effective time of the merger of a wholly-owned subsidiary of the Registrant with and into Network Express, Inc., which shall occur as soon as practicable after the effective date of this Registration Statement and the satisfaction or waiver of all conditions to closing of such merger as described in the enclosed Proxy Statement/Prospectus.

                               ----------------

  If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [_]

                               ----------------


  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

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

                               EXPLANATORY NOTE

  This Amendment No.2 to Registration Statement on Form S-4 (File No. 333-06271) of Cabletron Systems, Inc. is filed solely to correct a typographical error in
Exhibit 23.4.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

  (a) The following exhibits are filed with, or incorporated by reference in, this Registration Statement:

  Exhibits

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
   *2.1  Agreement and Plan of Merger by and among the Registrant, Cabletron
         Systems of Michigan, Inc. and Network Express, Inc. ("Network"), dated as of May 21, 1996 (the "Merger Agreement") (attached as Annex A to the Proxy Statement/Prospectus contained in this Registrant
         Statement). The Exhibits to the Merger Agreement and the Disclosure
         Schedules of the Registrant and of Network are not included with the
         Merger Agreement. A list briefly identifying the contents of such omitted schedules is included herein. The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of such
         Exhibits and Disclosure Schedules.
    3.1  Restated Certificate of Incorporation of Cabletron Systems, Inc., a
         Delaware corporation, which is incorporated by reference to Exhibit
         3.1 of the Company's Registration Statement on Form S-1, No. 33-28055.
    3.2  Certificate of Correction of the Company's Restated Certificate of
         Incorporation, which is incorporated by reference to Exhibit 3.1.2 of the Company's Registration Statement on Form S-1, No. 33-42534.
    3.3  Certificate of Amendment of the Restated Certificate of Incorporation
         of Cabletron Systems, Inc., incorporated by reference to Exhibit 4.3 of the Company's Registration Statement on Form S-3, No. 33-54466.
    3.4  Amended bylaws of Cabletron Systems, Inc. which is incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on
         Form S-1, No. 33-42534.
    4.1  Specimen stock certificate representing Cabletron Common Stock which is incorporated by reference to Exhibit 4.1 of Cabletron's
         Registration Statement on Form S-1, No. 33-28055.
   *5.1  Opinion of Ropes & Gray as to the legality of the securities being issued.
   *8.1  Form of Opinion of Ropes & Gray as to certain federal income tax consequences of the Merger.
   *8.2  Form of Opinion of Dykema Gossett PLLC as to certain federal income tax consequences of the Merger.
   23.1  Consent of Ropes & Gray (included in its opinions filed as Exhibits
         5.1 and 8.1).
   23.2  Consent of Dykema Gossett PLLC (included in its opinion filed as
         Exhibit 8.2).
  *23.3  Consent of KPMG Peat Marwick LLP with respect to the Registrant's financial statements.
   23.4  Consent of Arthur Andersen LLP with respect to Network's financial statements.
  *23.5  Consent of Unterberg Harris.
  *24.1  Power of Attorney.
  *99    Form of Proxy to be used by Network in connection with the Network
         Special Meeting.

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*Previously filed.

                                 EXHIBIT INDEX

 EXHIBIT
   NO.                                 DESCRIPTION
 -------                               -----------
   *2.1  Agreement and Plan of Merger by and among the Registrant, Cabletron
         Systems of Michigan, Inc. and Network Express, Inc. ("Network"), dated as of May 21, 1996 (the "Merger Agreement") (attached as Annex A to the Proxy Statement/Prospectus contained in this Registrant
         Statement). The Exhibits to the Merger Agreement and the Disclosure
         Schedules of the Registrant and of Network are not included with the
         Merger Agreement. A list briefly identifying the contents of such omitted schedules is included herein. The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of such
         Exhibits and Disclosure Schedules.
    3.1  Restated Certificate of Incorporation of Cabletron Systems, Inc., a
         Delaware corporation, which is incorporated by reference to Exhibit
         3.1 of the Company's Registration Statement on Form S-1, No. 33-28055.
    3.2  Certificate of Correction of the Company's Restated Certificate of
         Incorporation, which is incorporated by reference to Exhibit 3.1.2 of the Company's Registration Statement on Form S-1, No. 33-42534.
    3.3  Certificate of Amendment of the Restated Certificate of Incorporation
         of Cabletron Systems, Inc., incorporated by reference to Exhibit 4.3 of the Company's Registration Statement on Form S-3, No. 33-54466.
    3.4  Amended bylaws of Cabletron Systems, Inc. which is incorporated by reference to Exhibit 3.2 of the Company's Registration Statement on
         Form S-1, No. 33-42534.
    4.1  Specimen stock certificate representing Cabletron Common Stock which is incorporated by reference to Exhibit 4.1 of Cabletron's
         Registration Statement on Form S-1, No. 33-28055.
   *5.1  Opinion of Ropes & Gray as to the legality of the securities being issued.
   *8.1  Form of Opinion of Ropes & Gray as to certain federal income tax consequences of the Merger.
   *8.2  Form of Opinion of Dykema Gossett PLLC as to certain federal income tax consequences of the Merger.
   23.1  Consent of Ropes & Gray (included in its opinions filed as Exhibits
         5.1 and 8.1).
   23.2  Consent of Dykema Gossett PLLC (included in its opinion filed as
         Exhibit 8.2).
  *23.3  Consent of KPMG Peat Marwick LLP with respect to the Registrant's financial statements.
   23.4  Consent of Arthur Andersen LLP with respect to Network's financial statements.
  *23.5  Consent of Unterberg Harris.
  *24.1  Power of Attorney.
  *99    Form of Proxy to be used by Network in connection with the Network
         Special Meeting.

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*Previously filed.